UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 0R 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 28, 2018

                              LONE STAR GOLD, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                             ----------------------
                 (State or Other Jurisdiction of Incorporation)


                  000-54509                              45-2578051
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          (Commission File Number)            (IRS Employer Identification No.)

 202311 Chartwell Ctr Dr Ste 1469,Cornelius NC               28031
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    (Address of Principal Executive Offices)              (Zip Code)

                                 (704) 790 9799
                             ---------------------
              (Registrant's telephone number, including area code)

                                       N/A
                                ----------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-14c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry Into A Material Definitive Agreement.

      On November 28, 2018 the Company entered into an agreement to acquire all of the issued and outstanding shares of Infinity, Inc. for 60,000,000 (post-split) shares of the Company's common stock.

      The acquisition of Infinity is contingent upon a number of conditions, including:

o FINRA's approval of a 100-for-1 reverse split of the Company's common stock, and

o the Company's acquisition of Good Hemp Living, Inc. for 9,154,615 (post-split) shares of the Company's common stock.

     Infinity is focused on the acquisition and management of vertically integrated companies in the regulated recreational and medical-use cannabis industry.

     Infinity currently operates under a City of San Diego Business Tax Certificate that allows processing and packaging of medical marijuana until 12/31/2019. This allows Infinity to operate under Prop215 until a Conditional Use Permit ("CUP") is granted. Infinity is in Cycle 8 of 10 cycles with the City of San Diego CUP process under San Diego Ordinance O-20858 which allows Infinity to operate a marijuana manufacturing-processing, packaging and distribution facility in accordance with San Diego Municipal Code section 141.1004.

      Infinity also markets a line of disposable vape pens, CBD lotions, CBD/THC pain salves, and CBD teas.

     For the nine month period ended September 30, 2018 Infinity had revenues of $4,531,775 and net income of $17,112.

     Good Hemp Living, Inc. is a company involved in hemp consumer goods. Good Hemp Living, Inc. is controlled by Mark Spoone, William Alessi and Chris Chumas.

     For the nine month period ended September 30, 2018 Good Hemp Living did not have any revenues

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On December 3, 2018 the Company appointed Mark Spoone to be a director.

     Mr. Spoone (age 52) was the founder of Cannalife USA, Ltd and since 2013 has been its Chief Executive Officer. Cannalife is one of the first companies to develop and market beverages using byproducts of hemp as an essential ingredient. Mr. Spoone is one of the founders of the National Hemp Associations.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 4, 2018                    LONE STAR GOLD, INC.



                                          By: /s/ William Alessi
                                              ---------------------------------
                                              William Alessi
                                              Chief Executive Officer